         UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                           Amendment 1 to
                        FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported) July 30, 1999

                  ThermoElastic Technologies, Inc.
                    (formerly LPR Cybertek, Inc.)
             (Exact name of registrant as specified in its charter)

     Colorado                                       84-1316284

(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization                   Identification Number

5446 Canvasback Road, Blaine WA                         98230
 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (360) 371-5061

Item 1. Changes in Control of Registrant - On July 30, 1999, the Registrant entered into an Agreement and Plan of Reorganization with ThermoElastic
Technologies, Inc., a Delaware corporation "ThermoElastic".   Pursuant to the
Agreement and Plan of Reorganization, ThermoElastic will be merged into the Registrant. All current shareholders of ThermoElastic will be exchanged for 134,822 Common Shares, 666,400 Class A Warrants, 666,400 Class B Warrant and 100,000 options to purchase Common Shares of the Registrant at $1.00
per Common Share.   Additionally, pursuant to the Articles of Merger, the
name of the Registrant was changed to ThermoElastic Technologies, Inc.

Additionally, on July 15, 1999, certain shareholders of the Registrant sold 15,766,629 Common Shares (representing 91.67% of the outstanding Common Shares) to designees of ThermoElastic resulting in a change in control in the Registrant.

Item 2. Acquisition or Disposition of Assets. - None

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying Accountant. None.

Item 5. Other Events. None

Item 6. Resignation of Registrant's Directors. None

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
ThermoElastic Technologies, Inc.

We have audited the accompanying balance sheet of ThermoElastic Technologies, Inc., a development stage entity, as of July 15, 1999 and the related statements of operations, stockholder's equity and cash flows for the period from inception (January 21, 1999) to July 15, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ThermoElastic Technologies, Inc. as of July 15, 1999 and the results of its operations and its cash flows for the period from inception (January 21, 1999) to July 15, 1999, in conformity with generally accepted accounting principles.






Meeks, Dorman & Company, P.A.


Longwood, Florida
August 26, 1999

THERMOELASTIC TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE ENTITY)
Balance Sheet
July 15, 1999




ASSETS

Current assets:
   Cash                            $ 189,570
   Note receivable (Note 2)          165,000
                                   ---------
   Total current assets  354,570

Fixed assets                           2,104
                                   ---------

Other assets:
   Refundable deposit (Note 3)         5,000
   Website                             9,021
   Product rights (Note 4)           250,000
                                   ---------
        Total other assets           264,021
                                   ---------
Total Assets                         620,695
                                    ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable                 15,781
     Due to related parties (Note 6)  25,150
     Product rights payable (Note 4) 110,000
                                    --------
        Total liabilities            150,931
                                   ---------
Commitments (Notes 8 & 9)

Stockholders' equity (Note 7):
   Common stock, par value $.0001,
     50,000,000 shares authorized
     13,816,400 shares issued and
      outstanding                      1,382
   Additional paid-in capital        719,533
   Accumulated deficit              (249,196)
   Accumulated other comprehensive
    income:
      Foreign currency translation
        adjustments                   (1,955)
                                    --------
Total stockholders' equity           469,764
                                   ---------
Total Liabilities and Stockholders'
   Equity                          $ 620,695
                                   =========

     The accompanying notes are an integral part of these financial statements.

THERMOELASTIC TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE ENTITY)



Statement  of Operations

For The Period From Inception

(January 21, 1999) to July 15, 1999



Revenue                                   $       -

Operating expenses                          249,196
                                           --------
Net loss                                   (249,196)
                                            -------
Other comprehensive income:
   Foreign currency translation adjustments  (1,955)
                                            -------
Total comprehensive loss                 $ (251,151)
                                         ----------
Net loss per share                          $  (.02)
                                         ----------
Weighted average common
   shares outstanding                    13,543,782
                                         ----------

     The accompanying notes are an integral part of these financial statements.

THERMOELASTIC TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE ENTITY)



Statement Of Stockholders' Equity

For the Period From Inception
(January 21, 1999) to July 15, 1999

                                   Common Shares
                             ----------------------------                      Deficit
                                                            Accumulated     Accumulated
                            Number             Additional      Other         During the          Total
                              of                Paid-In    Comprehensive    Development       Stockholders'
                             Shares    Amount   Capital        Income         Stage              Equity
                             ------    ------   -------     ------------     -----------      ------------
BALANCE, January 21, 1999          -   $    -    $    -        $     -         $     -            $    -

Issuance of common stock
  to founders for cash     13,050,000   1,305         -              -               -             1,305
Issuance of common stock
  to founders for product
     rights                  100,000       10    20,000             -                -            20,010
Issuance of common stock
  in connection with
  private offering for cash  666,400       67   699,533             -                -           699,600
Net loss                           -        -         -             -         (249,196)         (249,196)
Foreign currency translation
adjustments                        -        -         -        (1,955)               -            (1,955)
                          ----------  ------- ---------      --------       ----------         ---------
BALANCE, July 15, 1999    13,816,400  $ 1,382 $ 719,533      $ (1,955)      $ (249,196)        $ 469,764
                          ==========  ======= =========      =========      ==========         =========

The accompanying notes are an integral part of these financial statements.

THERMOELASTIC TECHNOLOGIES, INC.

(A DEVELOPMENT STAGE ENTITY)



Statement of Cash Flow

For the Period From Inception

(January 21, 1999) to July 15, 1999





Cash flows from operating activities:

   Net loss                                       $ (251,151)
   Increases in liabilities:                               -
      Accounts payable                                15,781
      Due to related parties                          25,150
      Product rights payable                         110,000
                                                  ----------
Net cash used for operating activities:             (100,220)
                                                  ----------
Cash flows from investing activities:
   Purchase of  product rights                     (230,000)
   Purchase of website                               (9,021)
   Increase in deposits                              (5,000)
   Purchase of equipment                             (2,104)
                                                  ---------
Net cash used for investing activities:            (246,125)
                                                  ---------
Cash flows from financing activities:
   Issuance of common stock                         700,915
   Issuance of note receivable                     (165,000)
                                                  ---------
Net cash provided by financing activities:          535,915
                                                  ---------
   Net increase in cash                             189,570
   Cash, beginning of period                              -

Cash, end of period                              $ 189,570
                                                 =========
Supplemental disclosures of
   cash flow information:
-----------------------------------------------------------
Cash paid for interest                           $        -
Cash paid for income taxes                       $        -
Purchase of product rights through
   issuance of stock                               $ 20,000
                                                 ==========

      The accompanying notes are an integral part of these financial statements.

THERMOELASTIC TECHNOLOGIES, INC.
(A DEVELOPMENT STAGE ENTITY)

Notes to Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - ThermoElastic Technologies, Inc., a development stage entity (the "Company"), was incorporated on January 21, 1999, in the State of Delaware to carry on the business of marketing and distributing a new generation acrylic, known as Biocompatible Intraoral Thermo Elastic Material (BITEM), which is anticipated to be sold to dental related businesses and other allied fields throughout the world.

Dependence on Future Financing - The Company is newly organized, and has sustained losses since its inception. The Company's ability to meet its obligations in the ordinary course of business is dependent on its ability to raise additional financing through public or private equity financings, or secure other sources of financing.

The Company has no revenues from operations and is subject to the risks, expenses, and uncertainties frequently encountered by companies in the
development stage.   In the event the Company does not successfully implement
its business plan, certain assets may not be recoverable.

Merger - Effective July 15, 1999, the Company entered into a merger agreement with LPR Cybertek, a public shell company with no operations. Pursuant to the agreement, the Company will be merged into LPR Cybertek with LPR Cybertek being the surviving corporation. The LPR Cybertek name will then be changed to ThermoElastic Technologies, Inc.

Wholly-Owned Subsidiary - On June 14, 1999, the Company filed articles of incorporation for a wholly-owned subsidiary, ThermoElastic Technologies (Canada), Inc., a Canadian corporation. As of July 15, 1999, no activity had taken place in the subsidiary.

Cash Equivalents - The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Fixed Assets - Fixed assets are stated at cost. Depreciation will be provided for fixed assets over the estimated useful life of the asset using a straight-line method.

Other Assets - Other assets includes intangible assets consisting of product rights and a website carried at cost. These intangible assets will be amortized on a straight-line basis over their estimated useful lives once the Company commences operations.

Income Taxes - The Company follows the provisions of Statement of Finanncial Accounting Standard No.109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been included in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between financial statement and tax basis of assets and liabilities using enacted tax rates in effect when these differences are expected to reverse. Valuation allowances are established, when appropriate, to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Long-Lived Assets - In March 1995, Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of,"

("SFAS No. 121") was issued. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and determined that no impairment loss need be recognized for applicable assets.

Earnings Per Share - The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," which requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS"). The computation of Basic EPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings.

The shares used in the computation as of July 15, 1999 were as follows:

Basic EPS      13,543,782
               ----------
Diluted EPS    13,543,782
               ----------

Comprehensive Income - The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. This schedule has been included in the statement of operations.

Fair Value Of Financial Instruments - The carrying value of cash and cash equivalents, notes receivable, accounts payable, due to related parties, and product rights payable, approximates fair value due to the relatively short maturity of these instruments.

Impact of Year 2000 Issue - During the period ended July 15, 1999, the Company conducted an assessment of issues related to the Year 2000 and determined that there were no modifications needed in order to ensure that its computer systems will properly utilize dates beyond December 31, 1999. At this time, the Company cannot determine the impact the Year 2000 will have on its key suppliers. If the Company's suppliers do not convert their systems to become Year 2000 compliant, the Company may be adversely impacted. The Company is addressing these risks in order to reduce the impact on the Company.

Recent Accounting Pronouncements - During 1998, the FASB issued statement of Financial Accounting Standards No. 131 (SFAS No. 131), "Disclosure About Segments of an Enterprise and Related Information" which changes the way public companies report information about segments. SFAS No. 131 establishes standards for the way public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. The Company does not have any disclosure requirements under this standard.

Concentration of Credit Risk - The Company's financial instruments that are exposed to concentrations of credit risk consist of cash, which includes checking accounts placed with federally insured financial institutions. Such accounts may at times exceed federally insured limits. The Company has not experienced any losses on such accounts.

NOTE 2 - NOTE RECEIVABLE



On July 15, 1999, the Company had a $165,000 note receivable from LPR Cybertek. The Company advanced money to LPR Cybertek to be used for the repurchase of preferred stock in connection with the merger. Upon the merger of the two companies, the note receivable will be eliminated against the offsetting note payable of LPR Cybertek.

NOTE 3 - REFUNDABLE DEPOSIT

On March 15, 1999, the Company paid a $5,000 refundable deposit for the acquisition of a public shell company having no significant assets and no on-going operations. As of the date of these financial statements, the Company had acquired a different public shell company, and it was management's intent to request a refund of this deposit.

NOTE 4 - PRODUCT RIGHTS

The Company has entered into an exclusive agreement to acquire the rights and related privileges to manufacture, market, distribute and sell by retail, wholesale or any other method, the "BITEM" products. These products are protected by U.S., Canadian and European patents, and all divisional patents for non-dental applications, along with improvements, variations and changes to these patents for the entire world for a term which is the longer of 25 years or the life of the patents or any extension or amendments of the patents.

For granting this exclusive license, the licensor will receive, the following:

(a)   A royalty calculated as follows:
   (i)   5% of the first $25,000,000 in gross annual income, and
   (ii)  3.5% of the next $25,000,000 in gross annual income, and
   (iii) 2.5% of gross annual income exceeding $50,000,000.

(b) A consulting agreement for a 3-year term, a maximum of Canadian $60,000 (US $40,469 as of July 15, 1999) per year for further research and development of new products, marketing and training. This agreement shall be renewable on mutual consent for two successive periods of two years.

(c) The right to purchase 100,000 common shares, par value of $.0001 per share, at $.20 per share, or $20,000. This right had been exercised as of the date of these financial statements.

(d) A two-year option to purchase 100,000 common shares at $1.00 per share.

The license agreement has been capitalized at a cost of $250,000. Payments for the license agreement are $50,000 at the time of initial funding, $20,000 in common stock, three payments of $35,000 every 2 months, and $75,000 at the end of one year. At July 15, 1999, $110,000 remained in product rights payable.

Product rights will begin being amortized once business activities commence.

NOTE 5 - INCOME TAXES

The components of the net deferred tax assets consist of the following at July 15, 1999:

Deferred tax assets:
Net operating loss carryforwards     $ 99,200
                                     --------
Gross deferred income tax assets       99,200
Valuation allowance                   (99,200)
                                     --------
Total deferred income tax assets            -

Total deferred income tax liabilities       -
                                     --------
Net deferred income tax assets              -
                                     ========

The following summary reconciles differences from taxes at the federal statutory rate with the effective rate:

Federal income taxes at statutory rates    34.0%
State taxes, net of federal benefit         5.5%
                                         ------
Net deferred income tax assets             39.5%
                                         ------

Unused net operating losses for income tax purposes, expiring in various amounts through 2014, of $251,151 are available at July 15, 1999 for carryforward against future years' taxable income. The tax benefit of these losses of approximately $99,200 has been offset by a valuation allowance due to it being more likely than not that the deferred tax assets be realized.

NOTE 6 - DUE TO RELATED PARTIES

The Company has entered into management consulting fee contracts with Vista Developments, Ltd., Gritell International Limited, Trilock Financial Corporation and PEL Moulds, Inc. as described further in Note 8 - Commitments. Vista Developments, Ltd. is a shareholder in the Company. Gritell International Limited, Trilock Financial Corporation and PEL Moulds, Inc. are owned by shareholders of the Company.

Due to related parties consisted of the following at July 15, 1999:

     Gritell International         $ 16,250
     Vista Developments, Ltd.         6,250
     Trilock Financial Corporation    1,750
     PEL Moulds, Inc.                   900
                                    -------
     Total                         $ 25,150
                                   ========
Management fees and other expenses paid or accrued to related parties consisted of the following at July 15, 1999:

     Gritell International         $ 41,298
     Vista Developments, Ltd.        62,500
     Trilock Financial Corporation   18,000
     PEL Moulds, Inc.                19,486
                                   --------
      Total                       $ 141,284
                                  =========

NOTE 7 - STOCKHOLDERS' EQUITY

The Company issued a total of 13,150,000 common shares to its founders for $1,305 in cash and $20,010 of product rights. In addition, the Company issued 666,400 common shares for $999,600, less a $300,000 commission, in a private offering.

In the Company's private offering, each share of common stock issued includes one Series A warrant, exercisable for one share of common stock at a price of $3.00, and one Series B warrant, exercisable for one share of common stock at a price of $4.00. The warrants are exercisable at any time after April 30, 2000. Both Series A and Series B warrants expire December 31, 2001. The Company may redeem its warrants with 30 days written notice at a price of $0.01 per warrant.

NOTE 8 - COMMITMENTS

On February 2, 1999, the Company entered into a contract with Vista Developments Ltd., in which Vista would provide required marketing, promotion and sales services. The contract stipulates such services will cost $150,000 per annum, payable $12,500 per month, plus certain stock options and commissions above stipulated sales levels.

On February 8, 1999, the Company entered into a five-year contract with Gritell International Limited, in which Gritell would provide certain management, business and financial advice and expertise. As amended April 1, 1999, Gritell will receive $6,000 per month for its services until further notice plus certain expenses. The original compensation terms outlined in the contract were $13,334 per month during the first year, $20,000 per the month during the second and third years, and $33,334 per month during the fourth and fifth years. Gritell has reserved the right to demand payment of any unpaid accrued balances.

On February 22, 1999, the Company entered into a five-year contract with Trilock Financial Corporation, in which Trilock would provide certain management, business and financial advice and expertise. As amended April 1, 1999, Trilock will receive $3,000 per month plus certain other expenses for its ices until further notice. The original compensation terms outlined in the contract were $6,666 per month during the first year, $10,000 per month during the second and third years, and $16,666 per month during the fourth and fifth years. Trilock has reserved the right to demand payment of any unpaid accrued balances.


NOTE 9 - OPERATING LEASE COMMITMENTS

The Company leases two vehicles under operating leases with four-year terms. The Company leases two offices under operating leases with terms of one year or less. Future minimum lease payments under the vehicle leases, are as follows:

2000      $ 13,712
2001        13,712
2002        13,712
2003        11,963
          --------
Total     $ 53,099
          =========

(b) Pro forma financial information.

                        LPR CYBERTEK, INC.
     UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined balance sheet as of July 15, 1999 and the unaudited pro forma condensed combined statement of operations for the nine and one half month period ended July 15, 1999 give effect to the Merger as of July 15, 1999 for the pro forma consolidated balance sheet and as of January 1, 1998 for the pro forma statement of operations.

The unaudited pro forma condensed combined financial statements are based on historical financial statements of LPR Cybertek, Inc. ("LPR" or the "Company") and ThermoElastic Technologies, Inc. ("TTI"), giving effect to the Merger applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the unaudited pro forma condensed combined financial statements (see Note A). These unaudited pro forma condensed combined financial statements have been prepared by the management of LPR based upon the condensed combined financial statements of LPR and TTI as of December 31, 1998 and for the year ended December 31, 1998. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto. The unaudited pro forma condensed combined financial statements are not necessarily indicative of what actual results of operations would have been for the period presented had the transaction occurred on the dates indicated and do not purport to indicate the results of the future operations.

                            LPR CYBERTEK, INC.
               Unaudited Pro Forma Consolidated Balance Sheet
                              July 15, 1999

                                                          ThermoElastic
                                         LPR Cybertek       Technologies, Inc.
                                           July 15,            July 15,               Pro Forma
                                              1999                1999                Adjustments          Total
                                         -------------     ------------------         -----------          ------
                  Assets
Cash                                        $  165,081        $ 189,570               $  (165,000)  (c)   $189,651
Note receivable                                      -          165,000                  (165,000)  (d)           -
                                            ----------        ---------               -----------          --------
  Total current assets                         165,081          354,570                   (330,000)         189,651
                                            ----------         --------                -----------          -------

Property and Equipment, net                        579            2,104                          -            2,683
                                             ---------         --------                -----------           ------

Other Assets:
  Deposit                                                         5,000                                       5,000
  Website                                                         9,021                                       9,021
  Product rights                                                250,000                                     250,000
                                             ---------         --------                 -----------         -------
    Total other assets                                          264,021                                     264,021
                                             ---------         --------                 -----------         -------
    Total asset                             $  165,000         $620,695                 $ (330,000)       $ 456,335
                                            ==========         ========                 ==========        =========

         Liabilities and Stockholders' Equity
Accounts payable                            $      546         $ 15,781                 $        -        $  16,327
Note payable                                   165,000                                    (165,000)  (d)          -
Due to related parties                                           25,150                                      25,150
Stockholder advance                              2,235                                      (2,235)  (c)          -
Product rights payable                                          110,000                                     110,000
                                            ----------         --------                  ---------        ---------
  Total current liabilities                    167,781          150,931                   (167,235)         151,477
                                            ----------         --------                  ---------        ---------

Stockholders' equity
  Preferred stock                                  165                                        (165)  (c)          -
  Common stock                                   1,000            1,382                        720   (a)      1,734
                                                                                                14   (b)
                                                                                            (1,382)  (b)
Additional paid-in capital                      29,200          719,533                   (719,533)  (b)    355,630
                                                                                          (162,600)  (c)
                                                                                              (720)  (a)
                                                                                           469,764   (b)
                                                                                               (14)  (b)
Accumulated deficit                            (32,486)        (249,196)                   249,196   (b)    (32,486)
Accumulated other comprehensive income:
  Foreign currency translation adjustments                       (1,955)                     1,955   (b)          -
                                            ----------         --------                   --------          -------
  Total stockholders' equity                    (2,121)         469,764                   (162,765)         304,878
                                            ----------         --------                   --------          -------
Total liabilities and stockholders' equity  $  165,660        $ 620,695                $  (330,000)       $ 456,355
                                            ==========        =========                ===========        =========

   See notes to unaudited pro forma consolidated balance sheet.

                     LPR CYBERTEK, INC.
          Unaudited Pro Forma Consolidated Statements of Operations
                  For the period Ended July 15, 1999

                                                           ThermoElastic
                                         LPR Cybertek       Technologies, Inc.
                                            Period             Period                                     Pro Forma
                                             Ended              Ended                  Pro Forma          Consolidated
                                         July 15, 1999      July 15, 1999             Adjustments          Company
                                         -------------     ------------------         -----------          ------

Revenue                                    $       -          $          -            $       -           $         -

Operating expenses                             6,094               249,196                    -               255,290
                                           ---------           -----------            ---------            ----------
Net loss                                      (6,094)             (249,196)                   -              (255,290)
                                           ---------           -----------            ---------            ----------
Other comprehensive loss                           -                (1,955)                   -                (1,955)
                                           ---------           -----------            ---------            ----------
Total comprehensive loss                   $  (6,094)          $  (251,151)           $       -            $ (257,245)
                                           =========           ===========            =========            ==========
Total comprehensive loss per share         $   (0.00)                                                      $    (0.01)

Weighted average shares outstanding       10,000,000                                                       17,338,164
                                          ==========                                                       ==========

See notes to unaudited pro forma consolidated statements of operations

                           LPR CYBERTEK, INC.
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE A

As consideration for LPR's acquisition of TTI through the Merger, LPR has paid and has agreed to pay to holders of TTI common stock consideration pursuant to the terms of the merger agreement , as follows:

The consideration paid at closing was in the form of 138,164 shares of LPR common stock, par value $.0001 per share. The Company also issued 7,200,000 shares of LPR common stock to LPR shareholders in connection with the Company's 1.72-to-1 stock split.

NOTE B

The pro forma condensed combined balance sheet includes the adjustments necessary to give full effect to the Merger as if it had occurred on July 15, 1999 and to reflect the allocation of the cost of the merger to the estimated fair value of assets acquired and liabilities assumed including: (i) the issuance of approximately 7,200,000 shares of LPR's common stock issued in connection with the Company's 1.72-to-1 stock split; (ii) the issuance of 138,164 shares of LPR's common stock in exchange for all of the outstanding shares of TTI; and (iii) the elimination of TTI's equity accounts.

These adjustments are summarized as follows:

(a) Net effect of issuance of LPR Common Stock in 1.72-to-1
stock split                                         $       0
                                                    =========
(b) Issuance of LPR Common Stock in exchange
    for TTI Common Stock                            $ 469,764
                                                    =========
        Elimination of TTI's equity accounts:
   Common stock                                   $    (1,382)
   Additional paid-in capital                        (719,533)
   Accumulated deficit                                249,196
   Accumulated other comprehensive income effect
     from foreign currency translation adjustments      1,955
                                                    ----------
                                                    $(469,764)
                                                    =========
(c ) Repurchase and retirement of LPR Preferred Stock and elimination of liabilities not assumed in the merger:
   Stockholder advances                            $     2,235
   Preferred stock                                         165
   Additional paid-in capital                          162,600
   Cash                                              $(165,000)

(d) Upon the closing of the merger between LPR and TTI, the notes receivable and payable of $165,000 was eliminated.

Exhibits.

Previously Filed - Agreement and Plan of Reorganization
                     dated July 30, 1999

Item 8. Change in Fiscal Year. None

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

ThermoElastic Technologies, Inc.
(formerly LPR Cybertek, Inc.) (Registrant)



By: /s/ Kenneth B. Liebscher, President

        ----------------------------

        Kenneth B. Liebscher

Date: October 14, 1999